                       Securities and Exchange Commission
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                       AUGUST 28, 2000 (AUGUST 14, 2000)



                           SYNAGRO TECHNOLOGIES, INC.
                          (Exact name of registrant as
                            specified in its charter)


    DELAWARE                                           0-21054                                         76-0511324
(State or other                                     (Commission                                       (IRS Employer
jurisdiction of                                     File Number)                                    Identification
incorporation)                                                                                           Number)



                             1800 BERING, SUITE 1000
                              HOUSTON, TEXAS 77057
              (Address of principal executive offices and zip code)



                                 (713) 369-1700
                         (Registrant's telephone number,
                              including area code)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Acquisition of Bio Gro

         On August 14, 2000, Synagro Technologies, Inc., a Delaware Corporation ("Synagro") acquired all of the shares of outstanding capital stock of Wheelabrator Water Technologies, Inc., a Maryland corporation ("WWTI") and of Residuals Processing, Inc., a California corporation ("RPI" and together with WWTI, "Bio Gro"), pursuant to a Stock Purchase Agreement by and among Synagro, Resco Holdings, Inc., a Delaware corporation ("Resco"), Waste Management Holdings, Inc., a Delaware corporation ("WMHI"), and Waste Management, Inc., a Delaware corporation ("WMI") dated April 28, 2000 (the "Stock Purchase Agreement"), a copy of which is attached hereto as Exhibit 2.1. Synagro paid to Resco and WMHI an aggregate cash purchase price of $146,000,000 plus assumed debt of $52,925,000. The purchase price is subject to a shareholder's equity adjustment based on the closing date balance sheet delivered 90 days after the closing date. The purchase price was determined based upon an evaluation of the businesses of WWTI and RPI and the results of negotiations between the parties. The acquisition will be recorded using the purchase method of accounting. The foregoing discussion is only a summary and is qualified in its entirety by reference to the attached Stock Purchase Agreement filed as an exhibit hereto and incorporated herein by reference.

         Financing

         In order to fund the acquisitions of WWTI and RPI, and to pay the related transaction expenses, Synagro (i) sold 29,002.532 shares of Series E Convertible Preferred Stock, par value $.002 per share (the "Series E Preferred Stock") to GTCR Fund VII, L.P., a Delaware limited partnership ("GTCR Fund"), TCW/Crescent Mezzanine Partners II, L.P., a Delaware limited partnership, TCW Crescent Mezzanine Trust II, a Delaware business trust, TCW Leveraged Income Trust, L.P., a Delaware limited partnership, TCW Leveraged Income Trust II, L.P., a Delaware limited partnership, and TCW Leveraged Income Trust IV, L.P., a Delaware limited partnership (collectively, the "TCW/Crescent Lenders"), for an aggregate purchase price of $29,002,531.25 pursuant to the terms and provisions of the Amended and Restated Purchase Agreement dated as of August 14, 2000, a copy of which is attached hereto as Exhibit 2.2 (the "Purchase Agreement"); (ii) borrowed $26,379,992.75 of subordinated indebtedness from GTCR Capital Partners, L.P., a Delaware limited partnership ("GTCR Capital") and the TCW/Crescent Lenders, pursuant to the Amended and Restated Senior Subordinated Loan Agreement dated as of August 14, 2000, a copy of which is attached hereto as Exhibit 2.3 (the "Loan Agreement"), and (iii) borrowed $92,075,000 under the Amended and Restated Senior Credit Agreement by and among Synagro, Bank of America, N.A. and certain other lenders dated as of August 14, 2000, a copy of which is attached hereto as Exhibit 2.4 (the "Senior Credit Agreement"). In connection with the Purchase Agreement and the Loan Agreement, Synagro also issued warrants to (i) the TCW/Crescent Lenders to purchase 3,790.795 shares of Series E Preferred Stock, pursuant to the TCW/Crescent Warrant Agreement, a copy of which is attached hereto as Exhibit 2.5 (the "TCW Warrant Agreement"), (ii) GTCR Capital to purchase 296.504 shares of Series E Preferred Stock, pursuant to the Amended and Restated GTCR Warrant Agreement, a copy of which is attached hereto as
Exhibit 2.6 (the "GTCR Warrant Agreement"); and (iii) GTCR Fund and the TCW/Crescent lenders to purchase 2,589.635 and 229.880 shares of Series E Preferred



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Stock, respectively, pursuant to the terms of the Purchase Agreement ("Stock
Purchase Warrant"), a copy of the form of which is attached hereto as Exhibit
2.7 (collectively, the "Warrants"). The Warrants were immediately exercised by their respective registered holders at a price of $.01 per share. This Financing section is discussed in further detail under Item 5 of this Report.

ITEM 5.  OTHER EVENTS

         On August 14, 2000, Synagro entered into 3 related transactions consisting of equity and subordinated indebtedness (collectively, the "Financing Transactions"). The equity component of the Financing Transactions ("Equity Financing") was entered into pursuant to the terms of the Purchase Agreement. The subordinated debt component of the Financing Transactions ("Subordinated Debt Financing") was entered into pursuant to the terms of the Loan Agreement. The senior secured debt component of the Financing Transactions ("Senior Debt Financing") was entered into pursuant to the terms of the Senior Credit Agreement.

         The detailed terms of the Financing Transactions are contained in the Purchase Agreement, the Loan Agreement and the Senior Credit Agreement, which are attached as exhibits hereto, and are incorporated herein by reference. The following discussion sets forth a description of the material terms of the Purchase Agreement, the Loan Agreement and the Senior Credit Agreement. The description herein is qualified in its entirety by reference to the Purchase Agreement, the Loan Agreement and the Senior Credit Agreement.

Equity Financing

         Terms of Purchase Agreement

         Pursuant to the terms of the Amended and Restated Purchase Agreement dated August 14, 2000, GTCR Fund, GTCR Co-Invest, L.P., a Delaware limited partnership ("GTCR Co-Invest"), and the TCW/Crescent Lenders agreed to provide up to $125 million in equity financing to fund acquisitions and for certain other uses, in each case as approved by the Board of Directors of Synagro (the "Board"), GTCR Fund, and GTCR Co-Invest Fund (an "Approved Use"). Prior to the date of this Current Report, Synagro has issued 21,904.4 shares of Series D Preferred Stock and 35,843 shares of Series E Preferred Stock pursuant to the terms of the Purchase Agreement. Synagro may issue an additional 67,254 shares of Preferred Stock to GTCR Fund and GTCR Co-Invest Fund for an Approved Use under the terms of the Purchase Agreement.

           Subsequent Closings. GTCR Fund and GTCR Co-Invest may from time to time and subject to the terms and conditions set forth in the Purchase Agreement, upon written request of the Board in connection with an Approved Use, purchase up to an additional 67,254 shares of one or more new series of convertible preferred stock as designated by the Board and with an initial conversion price agreed to by the Board and a majority of the holders of the preferred stock issued pursuant to the Purchase Agreement and the Warrants, at a price of $1,000 per share (such amounts to be adjusted from time to time as a result of stock dividends, stock splits, recapitalization and similar events). The initial conversion price is to be determined by taking



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into account, among other things, an assumed equity value for Synagro equal to the result of (i) seven multiplied by Synagro's earnings before interest, taxes and amortization minus (ii) Synagro's outstanding indebtedness.

         Simultaneously with any purchase of Preferred Stock by GTCR Fund and GTCR Co-Invest Fund at the subsequent closing, the TCW/Crescent Lenders will purchase, and Synagro will sell, at a price of $1,000 per share, a number of shares of the series preferred stock being sold to GTCR Fund and GTCR Co-Invest Fund at the subsequent closing equal to (i) the number of shares of Preferred Stock to be purchased by GTCR Fund and GTCR Co-Invest Fund at the subsequent closing, multiplied by (ii) 0.059322034. However, at the subsequent closing, the TCW/Crescent Lenders will not have the right to purchase Preferred Stock in connection with a subsequent closing unless the TCW/Crescent Lenders have agreed to make a loan to Synagro pursuant to the Loan Agreement at such subsequent closing.

         Amended and Restated Registration Agreement

                  In accordance with the Amended and Restated Purchase Agreement and the Amended and Restated Loan Agreement, Synagro entered into an Amended and Restated Registration Agreement with GTCR Fund, GTCR Co-Invest Fund, GTCR Capital and the TCW/Crescent Lenders on August 14, 2000 (the "Amended and Restated Registration Agreement"), a copy of which is attached hereto as Exhibit
2.8. The primary purpose of amending and restating the original Registration Agreement dated January 27, 2000 was to allow GTCR Co-Invest and the TCW/Crescent Lenders to receive the same registration rights as the previous investors. The demand registration rights and piggyback registration rights granted under the Amended and Restated Registration Agreement are substantially similar to the ones granted by the original Registration Agreement.

         Stockholders Agreement

         Pursuant to the terms of the Purchase Agreement and the Subordinated Loan Agreement, Synagro, GTCR Fund, GTCR Co-Invest Fund, GTCR Capital (collectively, the "GTCR Investors"), and the TCW/Crescent Lenders (together with the GTCR Investors, the "Preferred Stockholders") entered into the Stockholders Agreement dated August 14, 2000, a copy of which is attached hereto as Exhibit 2.9 (the "Stockholders Agreement"). The Stockholders Agreement grants certain participation rights, rights of first refusal, and drag-along rights among the Preferred Stockholders.

Subordinated Debt Financing

         Amended and Restated Subordinated Loan Agreement

         Pursuant to the terms of the original Loan Agreement dated January 27, 2000, GTCR Capital loaned Synagro $26,380,400 (the "Existing GTCR Debt"). Pursuant to the terms of the Amended and Restated Loan Agreement dated August 14, 2000, GTCR Capital and the TCW/Crescent Lenders agreed to provide up to $125 million (including the Existing GTCR Debt) in subordinated debt financing (i) to finance a portion of the acquisition of Wheelabrator



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Water Technologies, Inc. and Residuals Processing, Inc. in the amount of
$26,379,992.75 (the "Bio Gro Loan"), (ii) to finance in part one or more future acquisitions and (iii) for certain other uses, in each case as approved by the Board and GTCR Capital. Prior to the date of this Current Report, Synagro has incurred $52,760,392.75 of indebtedness under the terms of the Amended and Restated Subordinated Loan Agreement. Synagro may issue an additional $72,239,607.25 in indebtedness under the terms of the Loan Agreement.

         After the Bio Gro Loan, subsequent loans are to be funded 50% by the TCW/Crescent Lenders and 50% by GTCR Capital. In the event that the TCW/Crescent Lenders elect not to fund an acquisition that has been approved by the Board of Directors of Synagro and GTCR Capital (an "Approved Use"), GTCR Capital will fund 100% of the loan. Each lender, acting individually, may, but is not obligated to, make loans to Synagro from time to time after the Bio Gro Loan, upon written request by Synagro's Board of Directors, solely for purposes of an Approved Use and subject to fulfillment of all conditions set forth in the Loan Agreement.

         The loans under the Amended and Restated Subordinated Loan Agreement ("Loans") shall bear interest at a rate equal to 12% per annum on the unpaid principal amount thereof; provided, that upon an Event of Default (as defined below) and for so long as it is continuing, the interest rate on the unpaid principal amount of the Loans shall increase to 14%. Interest shall be payable with respect to the Loans, in arrears, on the last day of each Interest Period. The Interest Period means (i) initially, the period commencing (a) on the date such loans were made, (b) on August 14, 2000 (with respect to the Bio Gro Loan) or (c) on the date any subsequent loan is made and ending on the next succeeding Interest Payment Date and (ii) thereafter, each quarterly period ending on March 25, June 25, September 25, or December 25 (each such date, an "Interest Payment Date"). The unpaid principal amount of the Loans plus all accrued and unpaid interest must be paid in full on January 27, 2008. The Amended and Restated Subordinated Loan Agreement does permit Synagro to make prepayments on the loan, in full or in part, upon not less than 5 days and not more than 30 days prior written notice; provided that any prepayment amount must be at least $1 million and in integrals of $250,000. The Amended and Restated Subordinated Loan Agreement also requires that Synagro use certain proceeds from asset sales, debt issuances and equity issuances to prepay the Loans. The Loans are guaranteed by all subsidiaries of Synagro. The Loans shall be evidenced by a promissory note.

         TCW/Crescent Warrant Agreement

         Under the terms of the TCW/Crescent Warrant Agreement, Synagro is required to issue a warrant to purchase Convertible Preferred Stock to the TCW/Crescent Lenders in connection with any loan under the Loan Agreement ("TCW Warrant"), a copy of the form of the TCW Warrant is attached hereto as Exhibit
2.10. The formula for determining the number of shares issuable upon exercise is described therein.

         Amended and Restated GTCR Warrant Agreement

         Under the terms of the GTCR Warrant Agreement, Synagro is required to issue a warrant to purchase Convertible Preferred Stock to GTCR Capital in connection with any loan under the Amended and Restated Subordinated Loan Agreement ("GTCR Warrant"), a copy of the form of



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the GTCR Warrant is attached hereto as Exhibit 2.11. The formula for determining the number of shares issuable upon exercise is described therein.

         Amended and Restated Monitoring Agreement

         In connection with the transactions contemplated by the Loan Agreement, Synagro, GTCR Golder Rauner, L.L.C. ("GTCR Golder"), and the TCW/Crescent Lenders entered into an Amended and Restated Monitoring Agreement on August 14, 2000 (the "Monitoring Agreement") a copy of which is attached hereto as Exhibit
2.12. The primary purpose for the execution of this Monitoring Agreement was to allow the TCW/Crescent Lenders to share in the monitoring fees granted to GTCR Golder in the original Monitoring Agreement dated January 27, 2000. Under the Monitoring Agreement, Synagro agreed that at the time of any financing under the Loan Agreement, Synagro will pay GTCR Golder and the TCW/Crescent Lenders a monitoring fee equal to 0.5% of the aggregate amount of such financing. The Monitoring Agreement shall terminate upon the sale of Synagro or at such time as all loan obligations under the Loan Agreement have been paid in full.

Senior Debt Financing

         Pursuant to the terms of the Senior Credit Agreement, Bank of America, N.A. and certain other lenders (the "Senior Lenders") agree to provide up to $230,000,000 in senior debt financing to fund acquisitions permitted by the Senior Credit Agreement, for working capital, to refinance existing debt, for capital expenditures and for other general corporate purposes. As of the date of this Current Report, Synagro has incurred $192,075,000 of indebtedness under the terms of the Senior Credit Agreement. The loan commitments under the Senior Credit Agreement are divided as follows:

                  (i) Revolving Loans up to $30,000,000 outstanding at any one time available prior to July 27, 2005. Bank of America may make Swing Line Loans as a utilization of part of the Revolving Loan commitment, to be repaid and shared pro rata by all of the Senior Lenders.

                  (ii) Term A Loans (which once repaid may not be reborrowed) of up to $50,000,000 made on the closing date.

                  (iii) Term B Loan (which once repaid may not be reborrowed) of $100,000,000 made on the closing date.

                  (iv) Acquisition Loans up to $50,000,000 outstanding at any one time available on a revolving basis prior to February 14, 2002. The obligation of the Senior Lenders to make any Acquisition Commitment Loan is subject to the further condition that (1) certain Senior Lenders approve the acquisition, and (2) Synagro meets certain financial ratios.




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                  (v) Synagro has the ability to obtain up to $20,000,000 in letters of credit outstanding at any one time from the Senior Lenders as a subset of the Revolving Loans.

         Any funding of Senior Loans after the closing date is subject, in addition to the requirements set forth above, to the requirement that the representations and warranties of Synagro set forth in the Senior Credit Agreement must be true and correct in all material respects, that no default or event of default exists as of the date of such loan, that no litigation or other proceeding shall be pending or threatened which might have a material adverse effect, that no development shall have occurred in any existing litigation or proceeding which might have a material adverse effect, and that the Senior Lenders have received certain confirmatory documents in form and substance acceptable to the Senior Lenders confirming that Synagro is meeting all of its covenants, including financial covenants under the Senior Credit Agreement.

         The loans under the Senior Credit Agreement (the "Senior Loans") shall bear interest at a varying pricing schedule, as described in the Senior Credit Agreement. Upon the occurrence of an event of default, the interest rate applicable to each Senior Loan shall be increased by 2%. Interest shall be payable with respect to prime rate based loans on the last day of each calendar month and at the maturity of the Senior Loans. Interest shall be payable with respect to Eurodollar Loans on the last day of each interest period, but no less than once every three months, and at the maturity of the Senior Loans. The unpaid principal balance of the Senior Loans (other than the Revolving Loans) shall be payable in amounts and on the dates described in the Senior Credit Agreement. The Revolving Loans shall be repaid in full on July 27, 2005, unless the Revolving Commitments are terminated earlier pursuant to the terms of the Senior Credit Agreement. The Senior Credit Agreement does permit Synagro to make prepayments on the Senior Loans, in full or in part provided that each prepayment of a Revolving Loan must be at least $100,000 or an integral thereof, and prepayments of all other Loans must be of at least $300,000 and in $100,000 integrals. Prepayments of Eurodollar Loans prior to the end of an interest period must be accompanied by payment of the losses to the Senior Lender caused by the prepayment.

         The Senior Loans are secured by all of the assets of Synagro and all of its subsidiaries, and are guaranteed by all subsidiaries of Synagro.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired

         As of the filing date of this Form 8-K, Synagro has found it impracticable to file the required financial statements of Bio Gro. Synagro intends to file the required financial statements at the earliest practicable date but in any event no later than 60 days after the date the initial report on Form 8-K was required to be filed.

(b)      Pro Forma Financial Information

         As of the filing date of this Form 8-K, Synagro has found it impracticable to file the required pro forma financial information for Bio Gro. Synagro intends to file the



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         required pro forma financial information at the earliest practicable date but in any event no later than 60 days after the date the initial report on Form 8-K was required to be filed.

(c)      Exhibits

         Exhibit 2.1       Stock Purchase Agreement, dated April 28, 2000, by and among Synagro Technologies,
                           Inc., Resco Holdings, Inc., Waste Management Holdings, Inc., and Waste Management, Inc.

         Exhibit 2.2       Amended and Restated Purchase Agreement, dated August 14, 2000, by and among Synagro
                           Technologies, Inc., and GTCR Fund VII, L.P., GTCR Co-Invest, L.P., TCW/Crescent
                           Mezzanine Partners II, L.P., TCW Crescent Mezzanine Trust II, TCW Leveraged Income
                           Trust, L.P., TCW Leveraged Income Trust II, L.P., and TCW Leveraged Income Trust IV,
                           L.P.

         Exhibit 2.3       Amended and Restated Senior Subordinated Loan Agreement, dated August 14, 2000, by and among Synagro Technologies, Inc., certain subsidiary guarantors, and GTCR Capital
                           Partners, L.P., TCW/Crescent Mezzanine Partners II, L.P., TCW/Crescent Mezzanine Trust
                           II, TCW Leveraged Income Trust, L.P., TCW Leveraged Income Trust II, L.P., and TCW
                           Leveraged Income Trust IV, L.P.

         Exhibit 2.4       Amended and Restated Senior Credit Agreement, dated August 14, 2000, by and among
                           Synagro Technologies, Inc., Bank of America, N.A. and certain other lenders.

         Exhibit 2.5       TCW/Crescent Warrant Agreement, dated August 14, 2000, by and among Synagro
                           Technologies, Inc. and TCW/Crescent Mezzanine Partners II, L.P., TCW/Crescent
                           Mezzanine Trust II, TCW Leveraged Income Trust, L.P., TCW Leveraged Income Trust II,
                           L.P., and TCW Leveraged Income Trust IV, L.P.

         Exhibit 2.6       Amended and Restated GTCR Warrant Agreement, dated August 14, 2000, by and between
                           Synagro Technologies, Inc. and GTCR Capital Partners, L.P.

         Exhibit 2.7       Form of Stock Purchase Warrant

         Exhibit 2.8       Amended and Restated Registration Agreement, dated August 14, 2000, by and between
                           Synagro Technologies, Inc., GTCR Fund VII. L.P., GTCR Co-Invest, L.P., GTCR Capital
                           Partners, L.P., TCW/Crescent Mezzanine Partners II, L.P., TCW/Crescent Mezzanine Trust
                           II, TCW Leveraged Income Trust, L.P., TCW Leveraged Income Trust II, L.P., and TCW
                           Leverage Income Trust IV, L.P.




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
         Exhibit 2.9       Stockholders Agreement, dated August 14, 2000, by and between Synagro Technologies
                           Inc., GTCR Fund VII, L.P., GTCR Co-Invest, L.P., GTCR Capital Partners, L.P.,
                           TCW/Crescent Mezzanine Partners II, L.P., TCW/Crescent Mezzanine Trust II, TCW
                           Leveraged Income Trust, L.P., TCW Leveraged Income Trust II, L.P., and TCW Leveraged
                           Income Trust IV, L.P.

         Exhibit 2.10      Form of TCW/Crescent Warrant

         Exhibit 2.11      Form of GTCR Warrant

         Exhibit 2.12      Amended and Restated Monitoring Agreement, dated August 14, 2000, by and between
                           Synagro Technologies, Inc., GTCR Golder Rauner, L.L.C., and TCW/Crescent Mezzanine
                           Partners II, L.P., TCW/Crescent Mezzanine Trust II, TCW Leveraged Income Trust, L.P.,
                           TCW Leveraged Income Trust II, L.P., and TCW Leveraged Income Trust IV, L.P.

         Exhibit 99.1      Press Release dated June 19, 2000, relating to the acquisition of Environmental
                           Protection and Improvement Company, Inc.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SYNAGRO TECHNOLOGIES, INC.



Dated: August 28, 2000                      By:      /s/ J. Paul Withrow
                                               ---------------------------------
                                                     J. Paul Withrow
                                                     Executive Vice President





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                                 EXHIBIT INDEX


         Exhibits
         Exhibit 2.1       Stock Purchase Agreement, dated April 28, 2000, by and among Synagro Technologies,
                           Inc., Resco Holdings, Inc., Waste Management Holdings, Inc., and Waste Management, Inc.

         Exhibit 2.2       Amended and Restated Purchase Agreement, dated August 14, 2000, by and among Synagro
                           Technologies, Inc., and GTCR Fund VII, L.P., GTCR Co-Invest, L.P., TCW/Crescent
                           Mezzanine Partners II, L.P., TCW Crescent Mezzanine Trust II, TCW Leveraged Income
                           Trust, L.P., TCW Leveraged Income Trust II, L.P., and TCW Leveraged Income Trust IV,
                           L.P.

         Exhibit 2.3       Amended and Restated Senior Subordinated Loan Agreement, dated August 14, 2000, by and among Synagro Technologies, Inc., certain subsidiary guarantors, and GTCR Capital
                           Partners, L.P., TCW/Crescent Mezzanine Partners II, L.P., TCW/Crescent Mezzanine Trust
                           II, TCW Leveraged Income Trust, L.P., TCW Leveraged Income Trust II, L.P., and TCW
                           Leveraged Income Trust IV, L.P.

         Exhibit 2.4       Amended and Restated Senior Credit Agreement, dated August 14, 2000, by and among
                           Synagro Technologies, Inc., Bank of America, N.A. and certain other lenders.

         Exhibit 2.5       TCW/Crescent Warrant Agreement, dated August 14, 2000, by and among Synagro
                           Technologies, Inc. and TCW/Crescent Mezzanine Partners II, L.P., TCW/Crescent
                           Mezzanine Trust II, TCW Leveraged Income Trust, L.P., TCW Leveraged Income Trust II,
                           L.P., and TCW Leveraged Income Trust IV, L.P.

         Exhibit 2.6       Amended and Restated GTCR Warrant Agreement, dated August 14, 2000, by and between
                           Synagro Technologies, Inc. and GTCR Capital Partners, L.P.

         Exhibit 2.7       Form of Stock Purchase Warrant

         Exhibit 2.8       Amended and Restated Registration Agreement, dated August 14, 2000, by and between
                           Synagro Technologies, Inc., GTCR Fund VII. L.P., GTCR Co-Invest, L.P., GTCR Capital
                           Partners, L.P., TCW/Crescent Mezzanine Partners II, L.P., TCW/Crescent Mezzanine Trust
                           II, TCW Leveraged Income Trust, L.P., TCW Leveraged Income Trust II, L.P., and TCW
                           Leverage Income Trust IV, L.P.

         Exhibit 2.9       Stockholders Agreement, dated August 14, 2000, by and between Synagro Technologies
                           Inc., GTCR Fund VII, L.P., GTCR Co-Invest, L.P., GTCR Capital Partners, L.P.,
                           TCW/Crescent Mezzanine Partners II, L.P., TCW/Crescent Mezzanine Trust II, TCW
                           Leveraged Income Trust, L.P., TCW Leveraged Income Trust II, L.P., and TCW Leveraged
                           Income Trust IV, L.P.

         Exhibit 2.10      Form of TCW/Crescent Warrant

         Exhibit 2.11      Form of GTCR Warrant

         Exhibit 2.12      Amended and Restated Monitoring Agreement, dated August 14, 2000, by and between
                           Synagro Technologies, Inc., GTCR Golder Rauner, L.L.C., and TCW/Crescent Mezzanine
                           Partners II, L.P., TCW/Crescent Mezzanine Trust II, TCW Leveraged Income Trust, L.P.,
                           TCW Leveraged Income Trust II, L.P., and TCW Leveraged Income Trust IV, L.P.

         Exhibit 99.1      Press Release dated June 19, 2000, relating to the acquisition of Environmental
                           Protection and Improvement Company, Inc.